                          UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549


                            FORM 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



                   Date of report: October 1, 1997



                       US Airways Group, Inc.
                (Commission file number: 1-8444)

                               and

                          US Airways, Inc.
                (Commission file number: 1-8442)

   (Exact names of registrants as specified in their charters)



        Delaware               US Airways Group, Inc. 54-1194634
(State of Incorporation        US Airways, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                      US Airways Group, Inc.
             2345 Crystal Drive, Arlington, VA 22227
            (Address of principal executive offices)
                         (703) 872-5306
                 (Registrant's telephone number)



                         US Airways, Inc.
             2345 Crystal Drive, Arlington, VA 22227
            (Address of principal executive offices)
                         (703) 872-7000
                 (Registrant's telephone number)

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Item 5.   Other Events

     On October 1, 1997, US Airways, Inc. ("US Airways") issued a news release announcing that it had reached a tentative agreement on a competitive contract with the Air Line Pilots Association, which represents US Airways' pilots. The news release is attached hereto as Exhibit 99.

Item 7.   Financial Statements and Exhibits

(c)  Exhibits

Designation                      Description
-----------                      -----------

99 US Airways news release dated October 1, 1997, announcing that it had reached a tentative agreement on a competitive contract with the Air Line Pilots Association, which represents US Airways' pilots.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                              US Airways Group, Inc.


Date: October 2, 1997         By: /s/ James A. Hultquist
                              ---------------------------------
                              James A. Hultquist
                              Controller
                              (Chief Accounting Officer)


                              US Airways, Inc.


Date: October 2, 1997         By: /s/ James A. Hultquist
                              ---------------------------------
                              James A. Hultquist
                              Controller
                              (Chief Accounting Officer)

Exhibit 99

 US AIRWAYS, PILOTS AGREE ON COMPETITIVE CONTRACT


   ARLINGTON, Va., Oct. 1, 1997--US Airways and the Air Line Pilots Association (ALPA) reached tentative agreement late last night on a competitive contract, opening the door for the airline to reverse years of downsizing and implement plans to become a global carrier.

     "Our pilots have demonstrated both wisdom and leadership in helping us to begin the process of putting in place the ability for US Airways to grow and develop its full potential. Special thanks are due to the negotiators for both ALPA and the company for their tireless efforts in reaching this mutually beneficial agreement," said US Airways Chairman and CEO Stephen M. Wolf.

     US Airways said that in light of the tentative agreement with ALPA, Airbus Industrie has agreed to extend the deadline for affirming the company's order for 400 narrowbody aircraft pending pilot ratification.

    The company said it had earlier agreed with the Association of Flight Attendants, the International Association of Machinists and the Transport Workers Union that it would move as promptly as possible with the leadership of these three unions to conclude negotiations for new contracts with them following a tentative agreement with ALPA. The company said it also would move forward on negotiating an agreement with the Communications Workers of America.

    "Our employees have demonstrated the skill and determination to make US Airways the carrier of choice, and with our tentative
ALPA agreement we have now taken another significant step toward achieving that goal," Wolf said.

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